UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.   20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 2, 2007

      CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

       77 Grove Street, Rutland, Vermont               05701

(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (802) 773-2711

                                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

      On November 5, 2007, Central Vermont Public Service Corporation (the "Company") issued a news release which corrected the Reconciliation of Earnings per Diluted Share variance explanations included in a news release issued by the Company on November 2, 2007 announcing its financial results for the third quarter ended September 30, 2007. The variance included in the Reconciliation of Earnings table for the three months ended September 30th for Higher Transmission Costs was reported as $(.21) and should have been $(.14), and Other was reported as $(.02) and should have been $(.09). This amendment to the Form 8-K hereby amends the information contained in the original Form 8-K dated November 2, 2007.

      The text of the November 5, 2007 news release is included as Exhibit 99.1 to this report. The foregoing information (including Exhibit 99.1) is being furnished under "Item 2.02 Results of Operations and Financial Condition" and "Item 7.01 Regulation FD Disclosure." Such information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 7.01.	Regulation FD Disclosure.
See "Item 2.02. Results of Operations and Financial Condition" above.
Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description of Exhibit
99.1	Central Vermont's News Release dated November 5, 2007.
SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Vice President, Chief Financial Officer, and Treasurer

November 5, 2007
EXHIBIT INDEX
Exhibit Number	Description of Exhibit
99.1	Central Vermont's News Release dated November 5, 2007.